AGREEMENT  made  this  6th  day  of  December,   1999,   between  Rollo
Entertainment, Inc. d/b/a London Productions, a privately owned Delaware corporation with offices at 138 Fulton Street, New York, NY 10038 (the "Lessor") and Bodyguard Records.com, Inc., a privately owned Delaware corporation with principal offices at 138 Fulton Street, New York, NY 10038(the "Lessee").

                              W I T N E S S E T H :

         WHEREAS, the Lessor is the owner of certain recording equipment and materials set forth on exhibit "A" annexed hereto and hereby incorporated herein by reference (the "Equipment"); and

         WHEREAS, the Lessee desires to obtain the right to utilize the Equipment for a period of two years at the Lessee's principal offices and recording studio at 138 Fulton Street, New York, NY 10038 (the "Premises") and expiring on the third anniversary of the execution of this Agreement (the "Lease Term");

         WHEREAS, the Lessor is willing to lease the Equipment to the Lessee on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereby agree as follows:

         1. Recitals Confirmed. All of the recitals hereinabove stated are confirmed by the parties hereto as being in all respects true and correct and the same are hereby incorporated herein by reference.

         2. Equipment Lease. Subject to the payment of the consideration hereinafter specified and the performance by the Lessee of all its obligations and conditions to be performed hereunder, the Lessor hereby grants to Lessee and Lessee hereby accepts a right to utilize the Equipment to record music at the Premises for the Lease Term and for no other use or purpose (the "Lease").

         3. Consideration. Solely by virtue of the execution of this Agreement, the Lessee hereby agrees to pay to the Lessor as the sole consideration for the Lease and the Licensor hereby agrees to accept an aggregate of 200,000 theretofore authorized but unissued shares of the Lessor's common stock, $.001 par value per share, valued, for the purposes of this Agreement, at the fair market value of the Equipment less depreciation and divided by the Lease Term (the "Shares"). The parties hereby agree and consent that the fair market value of the equipment for the Lease Term is $600,000.

         4. Term. The term of the Lease shall be three years commencing as of the date hereof and terminating on the third anniversary of the execution hereof (the "Lease Term").


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         5.  Scope  and  Limitations  of the  Lease.  Solely  by virtue of their respective execution of this Agreement, the Lessee and the Lessor hereby acknowledge and accept the following specific parameters of the Lease:

         A. During the Lease Term, the Lessee shall be authorized to utilize the Equipment for a maximum of seven (7) hours per day;

         B. During the Lease Term, the Lessee shall be required to maintain liability insurance on the Equipment in the amount equal to that previously maintained by the Lessor;

         C. During the Lease Term, the Lessee shall permit the officers of the Lessor access to the Premises without prior written or other notice to observe the Lessee's use of the Equipment; and

         D. During the Lease Term, the Lessee will not permit any third party or parties to utilize the equipment without the Lessor's prior written consent, which consent shall not unreasonably be withheld.

         6. Representations and Warranties. the Lessor and the Lessee hereby jointly and severally represent and warrant to each other as follows:

         A. They are each corporations duly organized, validly existing under their respective jurisdictions of incorporation;

         B. The individual signing this Agreement has full power and authority to execute the same and to bind his corporation;

         C. They each have the full legal right, power, authority and capacity to enter into and execute this Agreement and to carry out and perform the transactions contemplated herein.

         7. Investment Representations of the Lessee. The Less has been advised and by virtue of its execution of this Agreement hereby acknowledges, accepts that and understands that: (i) the Shares will be 'restricted securities' as that term is defined under the Securities Act of 1933, as amended (the "Act")
(ii) the Lessee will be acquiring the Shares solely for the Lessee's own account, for investment purposes and without a view towards the resale or distribution thereof; (iii) the Lessee will hold the Shares for the applicable one year holding period proscribed by Rule 144 under the Act; and (iv) any sale of the Shares will be accomplished only in accordance with the Act or the rules and regulations of the SEC adopted thereunder. In addition, the Lessee hereby consents to the imprinting of a standard form of restrictive legend on all certificates representing the Shares as well as the imposition of a standard form of stop transfer order against the


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Shares on the books and records of the Lessor and/or its transfer agent.

         8. Indemnification. The Lessee agrees to indemnify and hold the Lessor harmless from any and all losses or damages, including reasonable attorneys' fees, suffered or incurred by reason of a breach by the Lessee of any provision of this Agreement or a failure by Lessee to perform any act or acts required by it hereunder.

         8. Entire Agreement. Each of the parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations or warranties other than those set forth herein.

         10. Laws of the State of New York. This Agreement shall be deemed to be made in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of Colorado, irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the District or County Court of New York, and further agree and consent that personal service or process in any such action or proceeding outside of the State of New York and New York County shall be tantamount to service in person within New York County, New York and shall confer personal jurisdiction and venue upon the said court.

         11. Miscellaneous. (a) This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement. (b). Each party shall at all times keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new principal place of business. (c). All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service, to each of the parties at the address appearing herein, and shall count from the date of mailing or the validated airbill. (d). A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. (e). The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind. (f). the Lessor and the Lessee shall be, and be deemed to be, independent contractors in the performance of their respective duties hereunder, any law of any jurisdiction to the contrary notwithstanding. (g). This Agreement is binding upon and shall inure to the benefit of and shall be


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

enforceable against the parties hereto and their respective successors and assigns. (h). This Agreement shall not be assignable without the prior written consent of the other party.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Very truly yours,

Rollo Entertainment, Inc.


By:____________________
     John Rollo, President

Bodyguard Records.com, Inc.


By:_________________________
      Eugene Foley, Chief Executive
      Officer


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